LAZARD ASSET MANAGEMENT

Lazard Global Total
Return and Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0,  2 0 1 1

Lazard Global Total Return and Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended September 30, 2011. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the third quarter of 2011, and for the year-to-date, the Fund’s net asset value (“NAV”) performance was ahead of the benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). We are pleased with LGI’s favorable NAV performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2011)

For the third quarter of 2011, the Fund’s NAV declined 14.7%, outperforming the Index decline of 16.6%. Similarly, on the year-to-date basis, the Fund’s NAV decreased 9.1%, outperforming the Index decline of 12.2%. While the Fund’s NAV performance has under-performed the Index for the three-year period, it outperformed the Index on the one- and five-year periods, as well as since inception. Shares of LGI ended the third quarter of 2011 with a market price of $12.83, representing a 12.1% discount to the Fund’s NAV per share of $14.60.

The Fund’s net assets were $140.3 million as of September 30, 2011 with total leveraged assets of $169.8 million, representing a 17.4% leverage rate. This leverage rate was lower than last quarter’s, and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the financials sector contributed to performance. In contrast, stock selection in the consumer discretionary sector detracted from performance.

Performance for the smaller, short-duration1 emerging market currency and debt portion of the Fund has been negative for the year-to-date, with effectively all of the negative performance occurring in September. However, over the longer-term, and since inception, this portfolio has been a positive contributor to performance for the Fund.

As of September 30, 2011, 76.3% of the Fund’s total leveraged assets consisted of global equities and 23.7% consisted of emerging market currency and debt instruments.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2010). The current monthly distribution rate per share of $0.08766 represents a distribution yield of 8.20% based on the Fund’s $12.83 market price as of the close of trading on the NYSE on September 30, 2011. It is currently estimated that $0.23 of the $0.7889 distributed per share year to date through September 30, 2011 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(76.3% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; The Bank of New York Mellon Corp., a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Canon Inc., a Japanese manufacturer and distributor of network digital multi-function devices, copying machines, printers and cameras; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2011, 50.6% of these stocks were based in North America, 20.7% were based in Continental Europe (not including the United Kingdom), 15.4% were from the United Kingdom, 7.3% were from Japan, and 6.0% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well-diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2011, were information technology (21.8%), which includes semiconductors & semiconductor equipment, software & services, and technology hardware & equipment, and health care (19.4%), which includes health care equipment & services and pharmaceuticals biotechnology & life sciences companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, materials, financials and telecommunication services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.6% as of September 30, 2011.

Global Equity Markets Review

The Index declined significantly during the third quarter. The market was especially volatile during the quarter, as concerns over a slowdown in global growth and the European debt crisis weighed on investors. The market was affected by worries that the debt crisis in Europe would continue to escalate, with fiscal sustainability being questioned in France, and particularly in Italy and Spain. Additionally, the funding of European banks became more of a focus towards the end of the quarter. Another contributor to the market’s unrest was the Standard & Poor’s downgrade of the long-term credit rating of the United States. Investors also saw a downward revision of the nation’s GDP growth for the first half of the year and deteriorating economic indicators both in the United States and abroad, all of which heightened fears of a recession. Asian markets also declined as investors worried about a slowdown in China. Every sector in the Index declined this quarter, although defensive sectors outperformed more traditionally cyclical sectors. The consumer staples and utilities sectors were the best performers in the Index, while the materials and financials sectors were the largest detractors.

What Helped and What Hurt LGI

Stock selection and an overweight position in the information technology sector contributed to performance. Shares of technology and consulting firm IBM rose after the company announced earnings which were above expectations. In our view, the quarter’s strong results, which were seen across many regions and products, highlight the strength of the firm’s business model and management’s execution. The company reported solid revenue growth and healthy margins, and also raised full-year earnings guidance. Stock selection and an overweight position in the health care sector also helped returns. Shares of Johnson & Johnson outperformed other health care stocks, as the company’s pharmaceuticals business and consumer division have been improving.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

In contrast, stock selection in the energy sector detracted from performance. Shares of oil services company Halliburton fell on fears that a slowing U.S. economy would lead to lower activity in the energy space. We view the company as best in class, and believe it should continue to benefit from its leverage to the more sustainable upturn in the non-U.S. cycle. An underweight position in utilities also hurt returns, as the sector was the second-best performer this quarter. Many investors have moved toward utilities looking for yield, but we find the valuations of many of the companies unappealing.

Emerging Market Currency and Debt Portfolio
(23.7% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2011, this portfolio consisted of forward currency contracts (52.3%) and sovereign debt obligations (47.7%). The average duration of the emerging market currency and debt portfolio increased modestly from approximately 8 months to approximately 9 months during the third quarter, while the average yield jumped from 6.4%[2] as of the end of June 2011 to 9.2% at the end of September 30, 2011.

Emerging Market Currency and Debt Market Review

Fears of a double-dip recession in the United States, the ongoing debt crisis in Europe and concerns over a global growth slowdown led to a decline in risk assets during the third quarter. Emerging market currencies fell by as much as 15% as investors deleveraged and exited emerging market equity and fixed income markets. The deeper, more liquid emerging markets (such as Brazil, Hungary, South Africa, Poland, Chile, and Mexico) fared the worst, while frontier markets and tightly managed currency regimes outperformed the market (i.e., Zambia, Argentina, the Ukraine, and China).

With a lack of concrete, proactive European policy coordination to suppress contagion, and taking into account that markets can diverge substantially from any assessment of fundamental value in these circumstances, we have taken some steps to preserve capital amid the more highly volatile and correlated investment backdrop. We have trimmed or eliminated exposure to markets we believe are most vulnerable to fixed income outflows, further reduced the Fund’s exposure to the euro, and hedged some currency risk in select emerging market countries (such as Mexico and Turkey). By quarter-end, we had hedged a portion of our longer-dated emerging market bond exposure, and had increased our off-the-run currency exposure (i.e., highly managed currencies with high carry, and hence, low beta). In general, these markets have fared better than countries included in market indices due to smaller foreign investor penetration.

The Standard & Poor’s downgrade of the U.S. credit rating led to a sentiment-driven decline in risk assets. Eurozone debt issues came to the forefront of investor concern, as Italian yields spiked, further exacerbating the sell-off. Emerging market currencies in the larger, more liquid markets, or relative high-yielding markets, or those in which foreign investors were heavily positioned (and therefore vulnerable to a position adjustment) such as Mexico, Brazil, Poland, India, Chile, Turkey, and South Korea have declined significantly.

What Helped and What Hurt LGI

During the third quarter frontier market exposure in Zambia and Serbia provided uncorrelated positive attribution, while managed currencies such as the Ukraine, Kazakhstan, and China exhibited resilience as well. Some emerging market central banks have utilized their high level of reserves to defend disordered currency weakness, while active management of Thai baht exposure following election results helped performance as well.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2] The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2011
(unaudited)

	One Year	Five Years	Since Inception **

Market Price	-7.83%	-1.29%	1.91%
Net Asset Value	-3.50%	-1.53%	3.47%
MSCI World Index	-4.35%	-2.23%	2.54%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2011 (unaudited)

Security	Value	Percentage of Net Assets

Johnson & Johnson	$6,644,953	4.7%
Microsoft Corp.	5,640,074	4.0
The Home Depot, Inc.	5,439,985	3.9
International Business Machines Corp.	5,285,906	3.8
Singapore Telecommunications, Ltd. ADR	5,249,340	3.7
Mitsubishi UFJ Financial Group, Inc. ADR	4,676,505	3.3
Novartis AG ADR	4,400,253	3.1
HSBC Holdings PLC Sponsored ADR	4,320,165	3.1
Oracle Corp.	4,234,552	3.0
Roche Holding AG Sponsored ADR	3,716,328	2.6

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments
September 30, 2011 (unaudited)

Description	Shares	Value

Common Stocks—93.6%

Australia—1.8%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,557,940

Finland—1.0%
Sampo Oyj, A Shares ADR	109,500	1,392,840

France—6.1%
GDF Suez Sponsored ADR	75,981	2,274,871
Sanofi SA ADR	105,200	3,450,560
Total SA Sponsored ADR	64,000	2,807,680

		8,533,111

Germany—2.1%
SAP AG Sponsored ADR	59,300	3,001,766

Ireland—1.1%
CRH PLC Sponsored ADR	98,300	1,524,633

Italy—0.9%
Eni SpA Sponsored ADR	36,350	1,276,976

Japan—8.4%
Canon, Inc. Sponsored ADR	44,700	2,023,122
Hoya Corp. Sponsored ADR (c)	73,500	1,711,080
Mitsubishi UFJ Financial Group, Inc.
ADR	1,050,900	4,676,505
Nomura Holdings, Inc. ADR (c)	332,600	1,184,056
Sumitomo Mitsui Financial Group, Inc.
Sponsored ADR	393,600	2,152,992

		11,747,755

Singapore—3.7%
Singapore Telecommunications, Ltd.
ADR (c)	217,400	5,249,340

Spain—1.3%
Banco Santander SA Sponsored ADR	220,693	1,774,372

Switzerland—8.0%
Novartis AG ADR	78,900	4,400,253
Roche Holding AG Sponsored ADR	92,400	3,716,328
UBS AG (a)	107,587	1,229,719
Zurich Financial Services AG ADR	92,500	1,941,575

		11,287,875

United Kingdom—14.4%
BP PLC Sponsored ADR (c)	99,907	3,603,645
British American Tobacco PLC
Sponsored ADR	37,700	3,194,321
GlaxoSmithKline PLC Sponsored
ADR (c)	80,200	3,311,458
HSBC Holdings PLC Sponsored
ADR (c)	113,569	4,320,165
Unilever PLC Sponsored ADR	99,100	3,090,929
Wm Morrison Supermarkets PLC ADR	120,300	2,694,720

		20,215,238

United States—44.8%
Cisco Systems, Inc. (c)	220,400	3,413,996
Comcast Corp., Class A	160,900	3,329,021
ConocoPhillips	32,900	2,083,228
Emerson Electric Co.	67,600	2,792,556
Halliburton Co.	89,900	2,743,748
Honeywell International, Inc. (c)	64,700	2,840,977
Intel Corp.	155,400	3,314,682
International Business Machines
Corp. (c)	30,200	5,285,906
Johnson & Johnson	104,300	6,644,953
Merck & Co., Inc.	75,300	2,463,063
Microsoft Corp.	226,600	5,640,074
Oracle Corp.	147,340	4,234,552
PepsiCo, Inc.	41,100	2,544,090
Pfizer, Inc. (c)	87,566	1,548,167
The Bank of New York Mellon Corp. (c)	103,600	1,925,924
The Home Depot, Inc. (c)	165,500	5,439,985
United Technologies Corp.	47,200	3,320,992
Wal-Mart Stores, Inc.	62,800	3,259,320

		62,825,234

Total Common Stocks
(Identified cost $153,694,847)		131,387,080

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Description	Principal Amount (000) (d)	Value

Foreign Government
Obligations—18.7%
Brazil—4.0%
Brazil NTN-F:
10.00%, 01/01/12	9,045	$4,913,308
10.00%, 01/01/13	1,195	646,829

		5,560,137

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	191,613

Ghana—0.5%
Ghana Government Bonds:
13.67%, 06/11/12	790	496,195
15.00%, 12/10/12	320	204,872

		701,067

Israel—1.5%
Israel Fixed Bonds:
4.00%, 03/30/12	3,888	1,063,784
5.00%, 03/31/13	3,392	954,151
Israel Government Bond—Shahar,
10.00%, 05/31/12	413	118,964

		2,136,899

Malaysia—1.1%
Bank Negara Monetary Note,
0.00%, 12/29/11	5,000	1,554,924

Mexico—3.9%
Mexican Bonos:
9.50%, 12/18/14	8,000	652,901
7.75%, 12/14/17	7,000	561,083
8.50%, 12/13/18	8,000	661,793
Mexican Cetes:
0.00%, 11/17/11	120,300	862,449
0.00%, 12/15/11	104,000	743,124
Mexican Udibonos:
4.50%, 12/18/14	3,890	1,420,275
5.00%, 06/16/16	1,480	571,278

		5,472,903

Poland—0.9%
Poland Government Bonds:
0.00%, 01/25/12	2,674	796,156
3.00%, 08/24/16	1,432	437,553

		1,233,709

Romania—1.8%
Romania Government Bonds:
6.25%, 10/25/14	1,290	381,494
6.00%, 04/30/15	560	164,034
6.00%, 04/30/16	530	153,993
6.75%, 06/11/17	600	176,182
Romania Treasury Bills:
0.00%, 02/08/12	2,280	684,736
0.00%, 04/04/12	1,140	338,725
0.00%, 06/06/12	1,930	566,702

		2,465,866

South Africa—0.5%
Republic of South Africa,
13.50%, 09/15/15	4,643	701,524

Turkey—3.8%
Turkey Government Bonds:
0.00%, 11/16/11	2,156	1,149,951
0.00%, 11/07/12	3,321	1,636,166
0.00%, 02/20/13	1,310	629,971
9.00%, 05/21/14	269	167,849
4.50%, 02/11/15	1,671	953,081
4.00%, 04/29/15	1,458	829,806

		5,366,824

Uruguay—0.6%
Uruguay Treasury Bills:
0.00%, 06/22/12	5,472	258,536
0.00%, 05/09/13	2,350	100,635
0.00%, 06/27/13	4,650	196,864
0.00%, 08/15/13	6,000	248,634

		804,669

Total Foreign Government
Obligations
(Identified cost $28,117,395)		26,190,135

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Description	Value

Total Investments—112.3%
(Identified cost $181,812,242) (b)	$157,577,215
Liabilities in Excess of Cash
and Other Assets—(12.3)%	(17,320,634)

Net Assets—100.0%	$140,256,581

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2011:

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	10/04/11	70,056	$42,000	$37,259	$—	$4,741
BRL	BRC	10/04/11	638,400	399,000	339,529	—	59,471
BRL	UBS	10/04/11	708,456	382,041	376,789	—	5,252
BRL	UBS	10/04/11	1,147,538	631,904	610,311	—	21,593
BRL	UBS	10/19/11	684,560	398,000	362,716	—	35,284
CLP	CSF	10/24/11	410,203,200	816,000	787,155	—	28,845
CLP	BNP	10/28/11	186,476,400	396,000	357,635	—	38,365
CLP	BNP	02/13/12	476,500,200	989,000	903,609	—	85,391
CNY	JPM	06/13/12	10,364,580	1,622,000	1,631,078	9,078	—
CNY	BRC	08/13/12	3,377,088	528,000	532,319	4,319	—
CNY	JPM	09/24/12	9,237,380	1,457,000	1,458,302	1,302	—
CZK	CIT	10/11/11	12,613,663	725,298	684,639	—	40,659
CZK	ING	10/11/11	11,503,980	679,442	624,408	—	55,034
CZK	CIT	10/19/11	6,669,630	370,525	362,032	—	8,493
CZK	CIT	10/19/11	12,960,383	766,161	703,497	—	62,664
CZK	BNP	11/09/11	6,025,812	344,785	327,139	—	17,646
EUR	CIT	10/11/11	92,307	126,354	123,661	—	2,693
EUR	CIT	10/11/11	506,917	693,006	679,106	—	13,900
EUR	ING	10/11/11	470,155	675,284	629,857	—	45,427
EUR	CIT	10/12/11	180,000	241,155	241,141	—	14
EUR	CIT	10/17/11	1,042,083	1,443,000	1,395,996	—	47,004
EUR	CIT	10/17/11	3,695,000	5,210,467	4,949,895	—	260,572
EUR	CIT	10/19/11	1,030,686	1,388,901	1,380,706	—	8,195
EUR	BRC	10/27/11	495,595	706,000	663,859	—	42,141
EUR	JPM	11/07/11	283,135	403,000	379,239	—	23,761
EUR	CIT	11/09/11	501,337	685,002	671,501	—	13,501
GHS	BRC	10/11/11	237,330	109,369	147,755	38,386	—
GHS	SCB	10/11/11	391,000	246,036	243,425	—	2,611
GHS	SCB	10/12/11	610,000	390,900	379,675	—	11,225
GHS	SCB	10/18/11	527,510	340,000	327,852	—	12,148
GHS	CIT	10/24/11	156,000	99,237	96,814	—	2,423
GHS	SCB	10/24/11	265,634	171,156	164,853	—	6,303
GHS	CIT	10/27/11	723,000	455,864	448,368	—	7,496
GHS	SCB	10/31/11	554,000	357,143	343,229	—	13,914
GHS	JPM	11/08/11	401,000	258,426	247,912	—	10,514
GHS	CIT	11/22/11	117,000	73,864	72,044	—	1,820

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

GHS	JPM	12/12/11	291,653	$184,707	$178,560	$—	$6,147
HUF	CIT	11/09/11	142,885,560	720,538	650,774	—	69,764
IDR	RBC	10/12/11	5,289,355,000	619,000	601,314	—	17,686
IDR	SCB	10/19/11	3,411,100,000	385,000	387,543	2,543	—
IDR	JPM	11/18/11	7,099,422,000	811,363	803,964	—	7,399
ILS	BRC	10/06/11	3,182,562	893,426	849,451	—	43,975
INR	SCB	10/13/11	43,926,800	965,000	895,728	—	69,272
INR	BRC	11/14/11	43,376,800	944,000	880,387	—	63,613
INR	JPM	11/25/11	15,285,580	331,000	309,755	—	21,245
INR	JPM	11/25/11	33,060,870	717,000	669,963	—	47,037
INR	BNP	05/21/12	18,207,540	379,838	364,345	—	15,493
INR	BRC	05/21/12	42,264,610	884,567	845,742	—	38,825
INR	JPM	05/25/12	18,698,400	392,000	374,103	—	17,897
INR	UBS	05/25/12	42,064,980	878,000	841,603	—	36,397
KES	CIT	10/18/11	13,209,000	138,532	131,493	—	7,039
KES	CIT	10/18/11	14,798,000	155,850	147,310	—	8,540
KES	SCB	10/19/11	19,843,230	207,457	197,534	—	9,923
KES	JPM	11/21/11	18,964,350	195,913	188,765	—	7,148
KRW	SCB	11/10/11	510,244,200	467,000	432,138	—	34,862
KRW	BRC	11/23/11	1,019,284,400	927,170	862,646	—	64,524
KRW	JPM	11/23/11	828,294,000	762,000	701,006	—	60,994
KZT	BRC	10/11/11	63,103,000	430,003	425,724	—	4,279
KZT	CIT	10/11/11	36,300,000	247,250	244,898	—	2,352
KZT	HSB	10/11/11	47,000,000	319,402	317,086	—	2,316
KZT	HSB	10/11/11	73,593,000	507,888	496,495	—	11,393
KZT	CIT	10/18/11	59,880,000	409,800	403,790	—	6,010
KZT	BRC	11/04/11	17,133,600	118,065	115,405	—	2,660
KZT	BRC	12/15/11	17,612,000	121,074	118,368	—	2,706
MXN	HSB	10/11/11	11,923,939	992,000	859,194	—	132,806
MXN	JPM	11/07/11	3,325,959	279,000	239,022	—	39,978
MYR	BRC	10/31/11	1,564,218	498,000	489,419	—	8,581
NGN	CIT	10/05/11	30,780,000	197,219	192,797	—	4,422
NGN	CIT	10/11/11	36,100,000	231,188	226,208	—	4,980
NGN	SCB	10/11/11	47,051,600	302,000	294,832	—	7,168
NGN	CIT	10/21/11	33,370,000	212,751	209,101	—	3,650
NGN	JPM	10/27/11	44,044,000	286,000	275,986	—	10,014

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

NGN	JPM	10/31/11	23,127,000	$147,522	$143,634	$—	$3,888
NGN	JPM	10/31/11	57,736,440	360,402	358,582	—	1,820
NGN	JPM	11/04/11	92,639,250	591,000	575,352	—	15,648
NGN	CIT	11/18/11	30,082,500	191,000	186,833	—	4,167
NGN	CIT	11/21/11	31,047,400	196,876	192,825	—	4,051
PLN	ING	10/31/11	3,904,714	1,210,595	1,175,552	—	35,043
PLN	CIT	11/02/11	2,270,003	789,827	683,262	—	106,565
PLN	JPM	11/02/11	1,158,910	346,176	348,828	2,652	—
RON	BRC	10/12/11	3,823,087	1,271,185	1,174,639	—	96,546
RSD	CIT	10/11/11	22,939,000	315,378	301,850	—	13,528
RSD	CIT	10/12/11	19,880,000	276,630	261,507	—	15,123
RSD	BRC	11/08/11	4,815,150	64,881	62,770	—	2,111
RSD	BRC	11/08/11	12,196,000	170,003	158,987	—	11,016
RSD	BRC	11/09/11	55,737,450	770,919	726,363	—	44,556
RUB	CSF	10/11/11	23,068,500	780,000	715,671	—	64,329
RUB	HSB	10/11/11	19,479,670	661,000	604,332	—	56,668
RUB	CSF	10/12/11	21,788,190	727,000	675,848	—	51,152
RUB	HSB	10/17/11	23,454,920	766,000	726,995	—	39,005
THB	HSB	10/06/11	24,660,440	821,139	793,214	—	27,925
THB	SCB	10/25/11	6,048,090	201,000	194,286	—	6,714
THB	SCB	10/25/11	7,530,000	251,000	241,890	—	9,110
THB	JPM	11/07/11	19,521,920	649,000	626,578	—	22,422
THB	HSB	11/14/11	25,220,160	834,000	809,157	—	24,843
THB	HSB	12/06/11	27,860,985	927,000	892,801	—	34,199
UAH	BRC	10/11/11	995,685	123,000	123,034	34	—
UAH	BRC	10/11/11	1,598,655	197,000	197,542	542	—
UAH	DUB	10/19/11	984,940	121,000	120,752	—	248
UAH	ING	10/24/11	1,761,570	216,875	214,910	—	1,965
UAH	BRC	11/09/11	1,639,760	199,000	197,290	—	1,710
UGX	CIT	10/04/11	271,000,000	100,000	95,088	—	4,912
UGX	CIT	10/04/11	279,675,000	113,000	98,132	—	14,868
UGX	CIT	10/05/11	486,590,000	197,000	170,636	—	26,364
UGX	CIT	10/07/11	517,020,000	210,000	181,101	—	28,899
UGX	CIT	10/17/11	268,772,000	94,905	93,612	—	1,293
UGX	SCB	10/31/11	894,800,000	309,405	309,203	—	202
UGX	CIT	11/07/11	486,590,000	168,312	167,537	—	775

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2011 (concluded):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

UGX	BRC	12/19/11	453,769,000	$166,399	$153,499	$—	$12,900
UGX	SCB	12/22/11	583,400,000	201,520	197,142	—	4,378
UGX	CIT	01/18/12	547,000,000	183,403	183,024	—	379
UGX	CIT	02/22/12	1,199,696,000	400,968	396,144	—	4,824
UGX	CIT	03/19/12	1,179,600,000	418,981	385,746	—	33,235
UGX	SCB	06/25/12	294,000,000	107,182	91,859	—	15,323
UYU	CIT	10/05/11	5,969,656	308,000	293,782	—	14,218
UYU	CIT	10/06/11	2,364,060	123,000	116,319	—	6,681
UYU	CIT	10/19/11	3,717,648	198,000	182,452	—	15,548
UYU	JPM	11/04/11	5,969,656	293,205	293,205	—	—
UYU	CIT	11/07/11	1,751,000	93,531	85,615	—	7,916
UYU	JPM	11/07/11	2,784,000	148,480	136,124	—	12,356
UYU	CIT	11/16/11	3,731,508	198,000	182,131	—	15,869
UYU	CIT	11/30/11	2,370,375	121,061	115,382	—	5,679
UYU	CIT	12/02/11	2,382,510	123,000	115,932	—	7,068
UYU	CIT	12/02/11	5,025,536	268,000	244,540	—	23,460
UYU	JPM	12/08/11	3,945,420	207,000	191,777	—	15,223
UYU	CIT	12/20/11	2,339,235	124,032	113,462	—	10,570
UYU	CIT	12/20/11	3,743,388	198,000	181,568	—	16,432
UYU	CIT	12/30/11	7,053,090	363,000	341,486	—	21,514
ZAR	BNP	10/19/11	5,560,892	779,000	687,180	—	91,820
ZAR	BNP	10/24/11	5,561,462	764,000	686,747	—	77,253
ZMK	BRC	10/12/11	1,734,800,000	347,307	357,782	10,475	—
ZMK	CIT	10/12/11	1,139,015,000	227,167	234,908	7,741	—
ZMK	SCB	11/25/11	1,746,525,000	354,265	353,993	—	272
ZMK	SCB	12/19/11	320,101,000	63,969	64,283	314	—
ZMK	SCB	12/20/11	650,940,000	129,515	130,665	1,150	—

Total Forward Currency Purchase Contracts				$64,011,336	$61,025,094	$78,536	$3,064,778

Forward Currency Sale Contracts open at September 30, 2011:

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	10/04/11	708,456	$376,788	$382,040	$5,252	$—
BRL	UBS	10/04/11	1,855,994	987,100	1,036,000	48,900	—
BRL	HSB	12/02/11	5,075,901	2,665,194	3,157,637	492,443	—
BRL	UBS	12/02/11	1,029,840	540,735	559,999	19,264	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Sale Contracts open at September 30, 2011 (continued):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

COP	BNP	10/18/11	293,168,000	$151,776	$160,000	$8,224	$—
CZK	CIT	10/11/11	12,613,663	684,639	693,006	8,367	—
CZK	ING	10/11/11	11,503,980	624,408	675,283	50,875	—
CZK	CIT	10/19/11	25,655,825	1,392,614	1,388,901	—	3,713
EUR	CIT	10/11/11	224,936	301,343	315,378	14,035	—
EUR	CIT	10/11/11	517,000	692,614	725,298	32,684	—
EUR	ING	10/11/11	474,000	635,008	679,442	44,434	—
EUR	BRC	10/12/11	899,000	1,204,363	1,271,184	66,821	—
EUR	CIT	10/12/11	194,559	260,644	276,629	15,985	—
EUR	CIT	10/17/11	383,205	513,349	549,777	36,428	—
EUR	CIT	10/17/11	648,088	868,191	908,969	40,778	—
EUR	CIT	10/17/11	1,855,000	2,484,995	2,552,873	67,878	—
EUR	HSB	10/17/11	250,078	335,009	345,000	9,991	—
EUR	HSB	10/17/11	558,121	747,670	805,000	57,330	—
EUR	HSB	10/17/11	699,555	937,138	941,000	3,862	—
EUR	CIT	10/19/11	272,000	364,371	370,525	6,154	—
EUR	CIT	10/19/11	531,000	711,328	766,162	54,834	—
EUR	CSF	10/26/11	874,317	1,171,174	1,176,000	4,826	—
EUR	BRC	10/27/11	2,704,000	3,622,062	3,873,562	251,500	—
EUR	ING	10/31/11	888,000	1,189,458	1,210,595	21,137	—
EUR	CIT	11/02/11	544,000	728,666	789,827	61,161	—
EUR	JPM	11/02/11	263,000	352,278	346,176	—	6,102
EUR	BRC	11/08/11	47,000	62,953	64,881	1,928	—
EUR	BRC	11/08/11	118,178	158,291	170,003	11,712	—
EUR	BNP	11/09/11	247,000	330,836	344,785	13,949	—
EUR	BRC	11/09/11	534,139	715,436	770,919	55,483	—
EUR	CIT	11/09/11	516,000	691,140	720,538	29,398	—
EUR	CSF	11/09/11	249,780	334,560	351,000	16,440	—
EUR	HSB	11/22/11	617,000	826,388	883,014	56,626	—
EUR	ING	11/28/11	1,077,819	1,443,565	1,453,978	10,413	—
EUR	HSB	12/06/11	1,781,000	2,385,311	2,529,020	143,709	—
HUF	CIT	11/09/11	142,885,560	650,774	685,002	34,228	—
ILS	CIT	10/06/11	634,325	169,306	171,000	1,694	—
INR	BRC	10/12/11	30,786,210	627,866	637,000	9,134	—
INR	BRC	11/14/11	13,472,580	273,443	298,000	24,557	—
JPY	JPM	10/31/11	72,465,387	939,867	947,000	7,133	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Forward Currency Sale Contracts open at September 30, 2011 (concluded):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

JPY	HSB	11/10/11	5,866,864	$76,103	$73,000	$—	$3,103
JPY	SCB	12/21/11	134,542,750	1,746,375	1,753,000	6,625	—
KRW	CIT	11/10/11	215,874,000	182,829	179,000	—	3,829
KRW	JPM	11/23/11	109,059,800	92,300	101,000	8,700	—
KZT	CIT	10/11/11	52,800,300	356,217	357,000	783	—
KZT	HSB	10/11/11	73,593,000	496,495	503,200	6,705	—
KZT	CIT	10/18/11	59,880,000	403,790	409,156	5,366	—
KZT	BRC	11/04/11	17,133,600	115,405	116,953	1,548	—
MXN	HSB	10/11/11	13,928,693	1,003,649	1,051,000	47,351	—
MXN	RBC	10/11/11	11,923,939	859,194	956,003	96,809	—
MXN	UBS	10/31/11	9,292,418	668,256	694,526	26,270	—
MXN	JPM	11/07/11	9,289,075	667,564	694,365	26,801	—
NGN	CIT	10/05/11	30,780,000	192,797	192,102	—	695
RON	CIT	10/12/11	784,620	241,073	241,155	82	—
RSD	CIT	10/11/11	9,359,000	123,153	126,354	3,201	—
THB	HSB	10/06/11	10,511,000	338,091	340,493	2,402	—
THB	SCB	10/25/11	13,578,090	436,175	438,710	2,535	—
THB	JPM	11/07/11	22,279,600	715,089	730,000	14,911	—
TRY	BRC	10/06/11	1,214,928	653,446	649,000	—	4,446
TRY	BRC	03/29/12	324,485	170,166	171,259	1,093	—
TRY	JPM	03/29/12	1,569,269	822,955	828,460	5,505	—
TRY	CIT	09/28/12	1,100,468	562,840	568,189	5,349	—
TRY	JPM	09/28/12	924,392	472,785	476,172	3,387	—
TRY	JPM	09/28/12	1,011,809	517,497	521,310	3,813	—
UGX	CIT	10/04/11	550,675,000	193,220	192,881	—	339
UGX	CIT	10/05/11	486,590,000	170,637	170,733	96	—
UYU	JPM	10/05/11	5,969,656	293,783	294,798	1,015	—
ZAR	CIT	06/29/12	5,726,570	685,221	707,263	22,042	—
ZMK	BRC	10/12/11	243,800,000	50,281	50,144	—	137
ZMK	CIT	10/12/11	1,139,015,000	234,909	233,119	—	1,790

Total Forward Currency Sale Contracts				$47,694,946	$49,802,748	2,131,956	24,154

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$2,210,492	$3,088,932

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2011 (unaudited)

Currency Abbreviations:
BRL	—	Brazilian Real	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	MYR	—	Malaysian Ringgit
CNY	—	Chinese Renminbi	NGN	—	Nigerian Naira
COP	—	Colombian Peso	PLN	—	Polish Zloty
CZK	—	Czech Koruna	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
GHS	—	Ghanaian Cedi	RUB	—	Russian Ruble
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	UAH	—	Ukranian Hryvnia
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KES	—	Kenyan Shilling	ZAR	—	South African Rand
KRW	—	South Korean Won	ZMK	—	Zambian Kwacha
KZT	—	Kazakhstan Tenge

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
CSF	—	Credit Suisse Group AG
DUB	—	Deutsche Bank AG
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2011 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $181,812,242, aggregate gross unrealized appreciation was $10,482,064, aggregate gross unrealized depreciation was $34,717,091 and the net unrealized depreciation was $24,235,027.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry (as percentage of net assets):

Alcohol & Tobacco	2.3%
Banking	9.2
Cable Television	2.4
Computer Software	9.2
Energy Integrated	7.0
Energy Services	1.9
Financial Services	3.1
Food & Beverages	4.0
Gas Utilities	1.6
Housing	1.1
Insurance	2.4
Manufacturing	6.4
Metals & Mining	1.8
Pharmaceutical & Biotechnology	18.2
Retail	8.1
Semiconductor & Components	5.0
Technology Hardware	6.2
Telecommunications	3.7

Subtotal	93.6
Foreign Government Obligations	18.7

Total Investments	112.3%

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2011 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2011 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2011

Assets:
Common Stocks*	$131,387,080	$—	$—	$131,387,080
Foreign Government Obligations*	—	26,190,135	—	26,190,135
Other Financial Instruments**
Forward Currency Contracts	—	2,210,492	—	2,210,492

Total	$131,387,080	$28,400,627	$—	$159,787,707

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(3,088,932)	$—	$(3,088,932)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments, on pages 7 to 9 and 17, for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended September 30, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of September 30, 2011	Net Change in Unrealized Appreciation from Investments Still Held at September 30, 2011

Foreign Government Obligations	$899,155	$7,591	$(137,180)	$112,111	$—	$(657,354)	$—	$(224,323)	$—	$—

There were no significant transfers into and out of Levels 1, 2 and 3 during the period ended September 30, 2011.

Lazard Global Total Return and Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2012
Independent Directors:

Leon M. Pollack (70)	Director	Private Investor

Robert M. Solmson (64)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (51)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2013
Independent Directors:

Kenneth S. Davidson (66)(2)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (49)	Director

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (52 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (81)	Director	Private Investor

Class III — Directors with Term Expiring in 2014
Independent Director:

Richard Reiss, Jr. (67)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – present)
Interested Director:

Ashish Bhutani (51)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940, as amended (the “Act”) and Lazard Multi-Strategy 1099 Fund, registered under the Act and the Securities Act of 1933, as amended, each of which advised by an affiliate of the Investment Manager.

(2)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act) of the Fund.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years

Officers(2):

Nathan A. Paul (38)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)          Each officer also serves as an officer for each of the Lazard Funds.

(2)          In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc. P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.